Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GS Energy Corporation (the "Company"), certifies that:

     1. The Quarterly Report on Form 10-QSB of the Company for the Quarter ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /S/      KEVIN KREISLER
                                    ----------------------------------
Dated: August 14, 2007                       KEVIN KREISLER
                                             Chief Executive Officer

                                   /S/       JACQUELINE FLYNN
                                   -----------------------------------
                                             JACQUELINE FLYNN
                                             Chief Financial Officer,
                                             Chief Accounting Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.